SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Global Real Estate Securities Fund
Institutional Class
The following disclosure replaces the existing similar disclosure under the “HOW TO BUY SHARES” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
By Wire (for additional Institutional Class investments only). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase (or, in certain limited pre-arranged circumstances for Deutsche Global Real Estate Securities Fund, a notification by facsimile may be acceptable). After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day following your purchase, except in certain limited pre-arranged circumstances for Deutsche Global Real Estate Securities Fund where receipt by 4:00 p.m. Eastern time on the second business day after your purchase may be permitted. If your wire is not received by 4:00 p.m. Eastern time on the next business day (or second business day, if applicable) after the fund receives your request to purchase shares, your transaction will be canceled and we may look to you to bear any resulting expense and risk.
Please Retain This Supplement for Future Reference

September 5, 2017
PROSTKR-949